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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 10, 2000


                            EMPYREAN BIOSCIENCE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


          Wyoming                       0-27839                  86-0973095
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(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)


23800 Commerce Park Road, Suite A, Cleveland, Ohio                 44122
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     (Address of Principal Executive Offices)                    (Zip Code)


        Registrant's telephone number, including area code (216) 360-7900


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         (Former name or former address, if changed since last report.)

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                            EMPYREAN BIOSCIENCE, INC.

ITEM 5. OTHER EVENTS

     On August 9, 2000, the Company settled all outstanding legal disputes between the Company and International Bioscience Corporation (IBC), and announced the formation of a joint venture company with IBC. The Company issued a press release with respect to the settlement and the joint venture on August 10, 2000. The press release is attached to this report as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     C.   Exhibits

          10.12 Settlement Agreement between Empyrean and IBC dated August 9, 2000.

          10.13 Joint Venture Agreement between Empyrean and IBC dated August 9, 2000.

          10.14     IBC-Empyrean,  L.L.C.  Operating  Agreement  dated August 9,
                    2000.

          10.15     Put Agreement between IBC and Empyrean dated August 9, 2000.

          10.16 Nonqualified Stock Option Agreement between Empyrean and IBC dated August 9, 2000.

          10.17 Voting Agreement between Lawrence D. Bain and IBC dated August 9, 2000.

          10.18     License Agreement from IBC to Empyrean dated August 9, 2000.

          10.19     Trademark License from IBC to Empyrean dated August 9, 2000.

          10.20 Trademark License from Empyrean to IBC-Empyrean LLC dated August 9, 2000.

          10.21     Trademark License from Empyrean to IBC dated August 9, 2000.

          99.1.     Press release dated August 10, 2000.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EMPYREAN BIOSCIENCE, INC.
                                        (Registrant)

8/17/00                                 /s/ Richard C. Adamany
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(Date)                                  (Signature)
                                        Richard C. Adamany
                                        President and Chief Executive Officer